UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

New Source Energy Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

914 North Broadway, Suite 230 Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 272-3028

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by New Source Energy Partners L.P. (“NSLP” or the “Partnership”) on November 18, 2013 (the “Initial 8-K”) in connection with its acquisition on November 12, 2013 of all of the limited partnership interests in MCE, LP, a Delaware limited partnership (“MCE LP”), and all of the membership interests in MCE GP, LLC, a Delaware limited liability company and the general partner of MCE LP (“MCE GP” and, together with MCE LP, the “Acquired Companies”).

The Initial 8-K stated that the required financial statements and pro forma financial information related to the Acquired Companies would be filed by an amendment to the Initial 8-K. This Amendment No. 1 amends and supplements the Initial 8-K to provide certain financial statements and pro forma financial information as required by Items 9.01(a) and 9.01(b) of Form 8-K. No other amendments are being made to the Initial 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Initial 8-K, which provides a more complete description of the acquisition of the Acquired Companies.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.

The audited financial statements and the notes thereto of the Acquired Companies as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and the year ended December 31, 2012, and the independent registered public accounting firm's report related thereto, are attached hereto as Exhibit 99.1.

(b)     Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Partnership as of September 30, 2013, which gives effect to the acquisition of the Acquired Companies and certain oil and gas properties acquired on October 4, 2013, previously reported the “October Acquisition,” and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and nine months ended September 30, 2013, which give effect to the acquisition of the Acquired Companies, the acquisition of certain oil and gas properties acquired on March 29, 2013, previously reported (the “March Acquisition") and the October Acquisition are attached hereto as Exhibit 99.2.

(c)     Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm - BDO USA, LLP.
99.1	The audited financial statements of the Acquired Companies as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and the year ended December 31, 2012.
99.2
The unaudited pro forma condensed consolidated balance sheet at September 30, 2013 and the unaudited condensed consolidated pro forma statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Source Energy Partners L.P.

By: New Source Energy GP, LLC, its general partner

Date: January 28, 2014	/s/ Kristian B. Kos
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm - BDO USA, LLP.
99.1	The audited financial statements of the Acquired Companies as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and the year ended December 31, 2012.
99.2
The unaudited pro forma condensed consolidated balance sheet at September 30, 2013 and the unaudited condensed consolidated pro forma statements of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012.